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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 2, 2005

                             DUKE ENERGY CORPORATION
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             (Exact name of registrant as specified in its charter)

          NORTH CAROLINA               1-4928               56-0205520
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   (State or other jurisdiction      (Commission         (I.R.S. Employer
         of incorporation)          File Number)        Identification No.)

  526 South Church Street Charlotte, North Carolina          28201-1006
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      (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code      704-594-6200


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition

        On February 2, 2005, Duke Energy Corporation issued a news release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2004. A copy of this news release is attached hereto as Exhibit 99. The information in Exhibit 99 is being furnished pursuant to this Item 2.02.

Item 9.01 Financial Statements and Exhibits

      (c)   Exhibits

            99    News Release dated February 2, 2005

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               DUKE ENERGY CORPORATION

                                               By: /s/ Keith G. Butler
                                                   -----------------------------
                                                   Keith G. Butler
                                                   Vice President and Controller

Dated: February 2, 2005

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                                  EXHIBIT INDEX

Exhibit               Description
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  99       News Release dated February 2, 2005